SCHEDULE FOR COMPUTATION OF PERFORMANCE DATA

                  SCHEDULE FOR CALCULATION OF PERFORMANCE DATA



                                  GET A SERIES

                           1. TOTAL RETURN CALCULATION

                     ONE YEAR PERIOD ENDED NOVEMBER 30, 1992

                                        n
Formula                         P  (1 + T)  =  ERV

Initial Investment                                    16,659.37       =  P
Ending Redeemable Value                               18,505.54       =  ERV
One Year Period Ended 11/30/92                             1.00       =  n

TOTAL RETURN FOR THE PERIOD                               11.08%      =  T



                           2. TOTAL RETURN CALCULATION

                    FIVE YEAR PERIOD ENDED NOVEMBER 30, 1992

                                        n
Formula                         P  (1 + T)  =  ERV

Initial Investment                                    10,106.83       =  P
Ending Redeemable Value                               18,505.54       =  ERV
Five Year Period Ended 11/30/92                            5.00       =  n

TOTAL RETURN FOR THE PERIOD                               12.86%      =  T



                           3. TOTAL RETURN CALCULATION

                       INCEPTION THROUGH NOVEMBER 30, 1992

                                        n
Formula                         P  (1 + T)  =  ERV

Initial Investment                                    10,000.00       =  P
Ending Redeemable Value                               18,505.54       =  ERV
Inception* through 11/30/92                                5.42       =  n

TOTAL RETURN FOR THE PERIOD                               13.10%      =  T

*Inception includes
    the Offering Period

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                                  GET B SERIES

                           1. TOTAL RETURN CALCULATION

                       ONE YEAR PERIOD ENDED JUNE 30, 1995

                                        n
Formula                         P  (1 + T)  =  ERV

6/30/95  AUV                                              11.547166
Initial Investment                                    10,000.00       =  P
Ending Redeemable Value                               11,487.08       =  ERV
One Year Period Ended 6/30/95                              1.00       =  n

TOTAL RETURN FOR THE PERIOD                               14.87%      =  T



                           2. TOTAL RETURN CALCULATION

                       ONE YEAR PERIOD ENDED JUNE 30, 1995

                                        n
Formula                         P  (1 + T)  =  ERV

6/30/95  NAV                                              11.358883
Initial Investment                                    10,000.00       =  P
Ending Redeemable Value                               11,663.27       =  ERV
One Year Period Ended 6/30/95                              1.00       =  n

TOTAL RETURN FOR THE PERIOD                               16.63%      =  T



                           3. TOTAL RETURN CALCUALTION

                      INCEPTION THROUGH SEPTEMBER 30, 1996

                                        n
Formula                         P  (1 + T)  =  ERV

9/30/96  AUV                                              14.401956
Initial Investment                                    10,000.00       =  P
Ending Redeemable Value                               14,327.01       =  ERV
Inception through 9/30/96                                  2.25       =  n

TOTAL RETURN FOR THE PERIOD                               17.33%      =  T

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                           4. TOTAL RETURN CALCUALTION

                      INCEPTION THROUGH SEPTEMBER 30, 1996

                                        n
Formula                         P  (1 + T)  =  ERV

9/30/96  NAV                                              13.1403986
Initial Investment                                    10,000.00       =  P
Ending Redeemable Value                               14,754.46       =  ERV
Inception through 9/30/96                                  2.25       =  n

TOTAL RETURN FOR THE PERIOD                               18.87%      =  T